                                                                    EXHIBIT 23.2

            CONSENT OF J.C. HOLLAND & CO., PSC, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 16, 1998 with respect to the consolidated financial statements of Auburn Hosiery Mills, Inc., in the Registration
Statement (Form S-1 No.       ) and related Prospectus of Gerber Childrenswear,
Inc. dated March 3, 1998.

J.C. Holland & Co., PSC
Bowling Green, Kentucky
March 3, 1998